UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: January 31, 2016

Item 1.	Schedule of Investments.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments

January 31, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 9.2%
Energy - Exploration & Production – 6.0%
Antero Resources Corp.(a)
$1,650,000	6.000%		12/01/20	$ 1,435,500
17,450,000	5.375		11/01/21	14,788,875
Bonanza Creek Energy, Inc.(a)
7,250,000	6.750		04/15/21	2,827,500
California Resources Corp.(a)
17,229,000	8.000	(b)	12/15/22	6,805,455
3,963,000	6.000		11/15/24	743,063
Carrizo Oil & Gas, Inc.(a)
10,250,000	7.500		09/15/20	7,892,500
6,950,000	6.250		04/15/23	4,856,312
Chaparral Energy, Inc.(a)
11,500,000	8.250		09/01/21	1,782,500
Chesapeake Energy Corp.(a)(b)
7,296,000	8.000		12/15/22	3,119,040
Comstock Resources, Inc.(a)(b)
3,800,000	10.000		03/15/20	1,453,500
Concho Resources, Inc.(a)
13,950,000	5.500		04/01/23	12,485,250
CrownRock LP/CrownRock Finance, Inc.(a)(b)
2,750,000	7.125		04/15/21	2,447,500
13,250,000	7.750		02/15/23	11,792,500
Denbury Resources, Inc.(a)
13,650,000	5.500		05/01/22	4,743,375
3,150,000	4.625		07/15/23	1,039,500
Diamondback Energy, Inc.(a)
7,500,000	7.625		10/01/21	7,481,250
Endeavor Energy Resources LP/EER Finance, Inc.(a)(b)
7,000,000	8.125		09/15/23	5,950,000
EP Energy LLC/Everest Acquisition Finance, Inc.(a)
10,400,000	9.375		05/01/20	4,420,000
13,600,000	6.375		06/15/23	4,760,000
Gulfport Energy Corp.(a)
11,250,000	7.750		11/01/20	9,900,000
Halcon Resources Corp.(a)(b)
5,550,000	8.625		02/01/20	3,496,500
3,316,000	13.000		02/15/22	829,000
Jones Energy Holdings LLC/Jones Energy Finance Corp.(a)
13,850,000	6.750		04/01/22	5,332,250
Laredo Petroleum, Inc.(a)
11,300,000	7.375		05/01/22	8,390,250
2,950,000	6.250		03/15/23	2,124,000
Linn Energy LLC/Linn Energy Finance Corp.(a)
18,750,000	8.625		04/15/20	2,812,500
Matador Resources Co.(a)
8,500,000	6.875		04/15/23	7,310,000
MEG Energy Corp.(a)(b)
18,450,000	6.500		03/15/21	10,470,375
Memorial Production Partners LP/Memorial Production Finance Corp.(a)
7,650,000	7.625		05/01/21	2,371,500
Newfield Exploration Co.
4,050,000	5.625		07/01/24	3,391,875
3,100,000	5.375	(a)	01/01/26	2,495,500
Oasis Petroleum, Inc.(a)
24,250,000	6.875		03/15/22	13,943,750
Paramount Resources Ltd.(a)(b)
10,650,000	6.875		06/30/23	6,603,000
Parsley Energy LLC/Parsley Finance Corp.(a)(b)
7,550,000	7.500		02/15/22	7,210,250
Range Resources Corp.(a)
10,550,000	5.000		08/15/22	8,176,250
7,800,000	4.875	(b)	05/15/25	6,357,000

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations (continued)
Energy - Exploration & Production (continued)
Rice Energy, Inc.(a)
$14,250,000	6.250%		05/01/22	$ 10,687,500
Sanchez Energy Corp.(a)
8,350,000	7.750		06/15/21	3,465,250
Seven Generations Energy Ltd.(a)(b)
7,950,000	8.250		05/15/20	7,085,437
9,000,000	6.750		05/01/23	7,515,000
SM Energy Co.(a)
12,350,000	6.500		11/15/21	7,101,250
7,850,000	6.125		11/15/22	4,513,750
Southwestern Energy Co.
5,250,000	7.500		02/01/18	4,331,250
Tesoro Corp.(a)
5,200,000	5.125		04/01/24	4,888,000
Vanguard Natural Resourses LLC/VNR Finance Corp.(a)
8,100,000	7.875		04/01/20	1,255,500
Whiting Petroleum Corp.
2,100,000	1.250	(b)	04/01/20	1,137,938
10,800,000	5.750	(a)	03/15/21	6,777,000
8,100,000	6.250	(a)	04/01/23	5,082,750
WPX Energy, Inc.(a)
14,700,000	6.000		01/15/22	8,305,500
3,400,000	8.250		08/01/23	2,125,000

				276,308,745

Energy - Services – 1.0%
Atwood Oceanics, Inc.(a)
2,900,000	6.500		02/01/20	1,029,500
CVR Refining LLC/Coffeyville Finance, Inc.(a)
7,800,000	6.500		11/01/22	7,566,000
Forum Energy Technologies, Inc.(a)
4,172,000	6.250		10/01/21	3,327,170
FTS International, Inc.(a)
600,000	8.012	(b)(c)	06/15/20	405,000
5,000,000	6.250		05/01/22	900,000
Sunoco LP/Sunoco Finance Corp.(a)(b)
2,950,000	5.500		08/01/20	2,736,125
2,350,000	6.375		04/01/23	2,150,250
Transocean, Inc.
26,900,000	6.375		12/15/21	15,803,750
Weatherford International Ltd.(a)
17,750,000	4.500		04/15/22	11,670,625

				45,588,420

Pipelines(a) – 2.2%
AmeriGas Finance LLC/AmeriGas Finance Corp.
11,950,000	7.000		05/20/22	11,651,250
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)
18,400,000	6.125		11/15/22	13,478,000
Genesis Energy LP/Genesis Energy Finance Corp.
16,150,000	6.000		05/15/23	12,274,000
MPLX LP(b)
15,850,000	4.875		06/01/25	12,283,750
Sabine Pass Liquefaction LLC
26,400,000	5.625		04/15/23	23,232,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4,100,000	6.875		02/01/21	3,546,500
15,050,000	5.250		05/01/23	11,663,750
4,650,000	6.750	(b)	03/15/24	3,836,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp.(b)
13,500,000	6.250		10/15/22	12,150,000

				104,115,500

TOTAL CORPORATE OBLIGATIONS (Cost $604,693,744)				$ 426,012,665

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 2.7%
Commercial Banks – 2.7%
530,000	Aozora Bank Ltd.	$ 1,775,240
52,600	Ashikaga Holdings Co. Ltd.	177,599
17,900	Bank of The Ryukyus Ltd.	230,809
54,900	FIDEA Holdings Co. Ltd.	110,105
375,000	Fukuoka Financial Group, Inc.	1,591,489
602,000	Hokuhoku Financial Group, Inc.	1,116,651
160,000	Japan Post Bank Co. Ltd.*	1,945,401
43,400	Jimoto Holdings, Inc.	65,279
8,700	Kansai Urban Banking Corp.	90,951
130,100	Kyushu Financial Group, Inc.*	811,517
6,792,139	Mitsubishi UFJ Financial Group, Inc.	34,829,374
11,901,500	Mizuho Financial Group, Inc.	20,592,205
134,500	North Pacific Bank Ltd.	412,909
986,600	Resona Holdings, Inc.	4,537,137
80,100	Senshu Ikeda Holdings, Inc.	327,451
319,200	Seven Bank Ltd.	1,359,468
738,000	Shinsei Bank Ltd.	1,153,470
677,600	Sumitomo Mitsui Financial Group, Inc.	22,732,536
1,769,000	Sumitomo Mitsui Trust Holdings, Inc.	5,656,196
88,400	Suruga Bank Ltd.	1,604,950
141,000	The 77 Bank Ltd.	654,502
2,700	The Aichi Bank Ltd.	129,488
51,000	The Akita Bank Ltd.	151,174
59,000	The Aomori Bank Ltd.	174,896
64,000	The Awa Bank Ltd.	352,859
5,400	The Bank of Iwate Ltd.	210,958
164,000	The Bank of Kyoto Ltd.	1,272,213
68,000	The Bank of Nagoya Ltd.	235,653
6,300	The Bank of Okinawa Ltd.	225,259
41,000	The Bank of Saga Ltd.	84,814
567,000	The Bank of Yokohama Ltd.	3,024,218
322,000	The Chiba Bank Ltd.	1,991,830
27,400	The Chiba Kogyo Bank Ltd.	137,188
65,200	The Chugoku Bank Ltd.	776,161
110,000	The Daishi Bank Ltd.	418,327
37,000	The Eighteenth Bank Ltd.	99,852
46,000	The Fukui Bank Ltd.	86,204
75,000	The Fukushima Bank Ltd.	55,532
198,000	The Gunma Bank Ltd.	1,096,322
159,000	The Hachijuni Bank Ltd.	889,112
44,000	The Higashi-Nippon Bank Ltd.	125,306
267,000	The Hiroshima Bank Ltd.	1,336,701
77,000	The Hokkoku Bank Ltd.	215,868
81,000	The Hokuetsu Bank Ltd.	159,351
87,000	The Hyakugo Bank Ltd.	366,991
95,000	The Hyakujushi Bank Ltd.	307,357
101,600	The Iyo Bank Ltd.	861,268
305,000	The Joyo Bank Ltd.	1,238,662

Shares	Description	Value
Common Stocks (continued)
Commercial Banks (continued)
124,000	The Juroku Bank Ltd.	$ 444,945
74,000	The Keiyo Bank Ltd.	320,759
33,000	The Kiyo Bank Ltd.	425,224
68,000	The Minato Bank Ltd.	111,957
50,000	The Miyazaki Bank Ltd.	138,891
15,200	The Musashino Bank Ltd.	480,732
73,000	The Nanto Bank Ltd.	212,231
300,000	The Nishi-Nippon City Bank Ltd.	672,739
122,000	The Ogaki Kyoritsu Bank Ltd.	427,505
42,000	The Oita Bank Ltd.	145,471
53,900	The San-In Godo Bank Ltd.	389,181
87,000	The Shiga Bank Ltd.	388,473
61,000	The Shikoku Bank Ltd.	125,676
252,000	The Shizuoka Bank Ltd.	2,199,881
52,000	The Tochigi Bank Ltd.	247,299
73,000	The Toho Bank Ltd.	247,007
35,000	The Yamagata Bank Ltd.	135,085
56,000	The Yamanashi Chuo Bank Ltd.	262,994
11,700	Tokyo TY Financial Group, Inc.	358,697
70,200	TOMONY Holdings, Inc.	241,388
38,800	Tsukuba Bank Ltd.	120,532
81,000	Yamaguchi Financial Group, Inc.	877,129

		126,772,599

Oil, Gas & Consumable Fuels* – 0.0%
126,045	Halcon Resources Corp.	69,325

TOTAL COMMON STOCKS (Cost $162,430,294)		$ 126,841,924

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(d) – 0.1%
Energy – 0.1%
American Energy - Marcellus LLC
$ 2,650,000	8.500%	08/04/21	$ 59,625
CITGO Holding, Inc.
2,346,151	9.500	05/12/18	2,313,891
Magnum Hunter Resources, Inc.
532,085	9.000	09/15/16	529,424
2,534,692	0.000	10/22/19	1,309,600

TOTAL BANK LOANS (Cost $7,484,028)			$ 4,212,540

Shares	Description	Value
Exchange Traded Funds – 5.7%
11,444,978	Alerian MLP ETF	$ 119,027,771
4,890,286	SPDR S&P Bank ETF	144,556,854

TOTAL EXCHANGE TRADED FUNDS (Cost $307,134,635)		$ 263,584,625

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

Notional Amount	Exercise Price	Expiration Date	Value
Options Purchased – 0.7%
Currency Options – 0.6%
Put CNH 3,785,869,270
Call USD 579,322,000	$6.535	10/31/16	$ 29,744,709
Interest Rate Swaptions – 0.1%
Citibank NA Call - OTC 2 year Interest Rate Swap
249,320,000	1.486%	08/05/16	2,605,070
Citibank NA Put - OTC 2 year Interest Rate Swap
249,320,000	1.486	08/05/16	208,755

TOTAL INTEREST RATE SWAPTIONS			$ 2,813,825

TOTAL OPTIONS PURCHASED (Cost $19,446,407)			$ 32,558,534

Shares	Distribution Rate	Value
Investment Companies(e) – 79.1%
Goldman Sachs Financial Square Government Fund - FST Shares
$2,881,650,554	0.232%	$2,881,650,554
Goldman Sachs High Yield Floating Rate Fund - Institutional Shares
42,180,810	4.320	393,546,960
Goldman Sachs High Yield Fund - Institutional Shares
65,322,939	7.100	386,711,797

TOTAL INVESTMENT COMPANIES (Cost $3,737,306,494)		$3,661,909,311

TOTAL INVESTMENTS – 97.5% (Cost $4,838,495,602)		$4,515,119,599

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		115,397,907

NET ASSETS – 100.0%		$4,630,517,506

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $129,311,870, which represents approximately 2.8% of net assets as of January 31, 2016.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on January 31, 2016.

(d)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on January 31, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(e)	Represents Affiliated Funds.

Currency Abbreviations:
CNH	— Chinese Yuan Renminbi Offshore
EUR	— Euro
JPY	— Japanese Yen
MXN	— Mexican Peso
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
OTC	— Over the Counter
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At January 31, 2016, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Morgan Stanley & Co. International PLC	USD	154,524,668	EUR	141,150,000	$153,091,308	03/16/16	$1,433,358

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Morgan Stanley & Co. International PLC	JPY	39,152,000,000	USD	325,401,481	$323,760,652	03/16/16	$(1,640,828)
	USD	447,393,327	JPY	54,779,510,000	452,989,626	03/16/16	(5,596,299)

TOTAL							$(7,237,127)

FUTURES CONTRACTS — At January 31, 2016, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

IBEX 35 Index	3,025	February 2016	$287,342,312	$(4,034,537)
Euro Stoxx 50 Index	8,846	March 2016	290,169,461	(17,558,248)
10 Year U.S. Treasury Notes	280	March 2016	36,281,875	998,388

TOTAL				$(20,594,397)

SWAP CONTRACTS — At January 31, 2016, the Portfolio had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional Amount (000s) (a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	$803,364	08/09/18	2.236%	3 month LIBOR	$11,833,482	$7,796,154
	1,357,407	08/09/18	3 month LIBOR	1.486%	1,247	(13,020,137)

TOTAL					$11,834,729	$(5,223,983)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to January 31, 2016.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at January 31, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
CDX North America High Yield Index 25	55,710	5.000%	12/20/20	5.027%	$1,225,275	$(955,822)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the period ended January 31, 2016 the Fund had following written options:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Value

JPMorgan Securities, Inc.	Call USD/Put CNH	$579,322	10/31/16	$63.00	$(14,725,207)
Morgan Stanley & Co.	Call USD/Put MXN	46,723	04/01/16	16.933	(3,448,905)
	Call USD/Put MXN	249,587	04/01/16	16.60	(22,683,215)

TOTAL (Premium Received $16,391,990)					$(40,857,327)

WRITTEN OPTION CURRENCY CONTRACTS

	Notional Amount	Premiums Received

Contracts Outstanding October 31, 2015	$828,909	$15,048,703
Contracts Written	46,723	1,343,287

Contracts Outstanding January 31, 2016	$875,632	$16,391,990

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Excercise Price		Value

Citibank NA	Put - FTSE/MIB Index	9	06/17/16	EUR	23,000.00	$(49,632,339)
	Put - SPDR Energy Select Sector ETF	2,698	01/20/17		$48.56	(8,436,572)
Citibank NA	Put - FTSE/MIB Index	3	06/17/16	EUR	22,000.00	(11,780,615)
Societe Generale	Put - FTSE/MIB Index	7	06/17/16		21,500.00	(24,690,393)

TOTAL (Premium Received $57,466,206)						$(94,539,919)

OPTIONS ON EQUITIES CONTRACTS

	Contracts	Premiums Received

Contracts Outstanding October 31, 2015	5,680	$58,733,878

Contracts Written	12,661	21,295,288
Contracts Bought Back	(4,180)	(16,264,948)
Contracts Expired	(11,444)	(6,298,012)

Contracts Outstanding January 31, 2016	2,717	$57,466,206

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Value

Credit Suisse International (London)	Put - OTC 2 year Interest Rate Swap	$803,364	08/05/16	2.24%	$(37,678)
	Call - OTC 2 year Interest Rate Swap	803,364	08/05/16	2.24	(19,684,185)

TOTAL (Premium Received $14,661,393)					$(19,721,863)

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount	Premiums Received

Contracts Outstanding October 31,2015	$1,606,728	$14,661,393

Contracts Written	—	—

Contracts Outstanding January 31,2016	$1,606,728	$14,661,393

INTEREST RATE SWAPTION CONTRACTS

TAX INFORMATION — At January 31, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$4,848,395,916

Gross unrealized gain	14,733,448
Gross unrealized loss	(348,009,765)

Net unrealized security loss	$(333,276,317)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Basis of Consolidation for the Goldman Sachs Tactical Tilt Implementation Fund — The Goldman Sachs Cayman Commodity — TTIF Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Tactical Tilt Implementation Fund (“The Portfolio”). The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of January 31, 2016, the Portfolio’s net assets were $4,363,517,506, of which, $359,488,569, or 8.2%, represented the Subsidiary’s net assets.

Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Portfolio’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Portfolio having a direct contractual relationship with the borrower, and the Portfolio may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Portfolio’s investment in credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Portfolio buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Portfolio, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Portfolio may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Portfolio generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Portfolio sells protection through a credit default swap, the Portfolio could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Portfolio, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Portfolio may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Portfolio is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Portfolio bought credit protection.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations or third party pricing vendors such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of January 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$426,012,665	$—
Bank Loans	—	2,373,516	1,839,024
Common Stock and/or Other Equity Investments(a)
Asia	1,945,401	124,827,198	—
North America	69,325	—	—
Exchange Traded Funds(a)
North America	263,584,625	—	—
Investment Companies	3,661,909,311	—	—
Total	$3,927,508,662	$553,213,379	$1,839,024

Derivative Type
Assets
Options Purchased	$—	$32,558,534	$—
Forward Foreign Currency Exchange Contracts(b)	—	1,433,358	—
Futures Contracts(b)	998,388	—	—
Interest Rate Swap Contracts(b)	—	7,796,154	—
Total	$998,388	$41,788,046	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(7,237,127)	$—
Futures Contracts(b)	(21,592,785)	—	—
Interest Rate Swap Contracts(b)	—	(13,020,137)	—
Credit Default Swap Contracts(b)	—	(955,822)	—
Written Options Contracts	(86,103,347)	(69,015,762)	—
Total	$(107,696,132)	$(90,228,848)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Portfolio utilized fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Schedule of Investments.

The Portfolio’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Portfolio that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds — The Portfolio invests in Underlying Funds, and is subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of January 31, 2016, the Portfolio invested 62.2%, 8.4% and 8.5% of its net assets in the Goldman Sachs Financial Square Funds- Government Fund (the “FSQ- Government Fund”), Goldman Sachs High Yield Fund (the “High Yield Fund”) and the Goldman Sachs High Yield Floating Rate Fund (the “High Yield Floating Rate Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Portfolio has significant exposure to the risks associated with these Underlying Funds. The FSQ- Government Fund intends to be a government money market fund which invests at least 99.5% of its Net Assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully. The High Yield Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Under normal market conditions, the High Yield Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The High Yield Fund may also invest in derivatives, including credit default swap indices, interest rate futures and swaps. The High Yield Floating Rate Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Under normal conditions, the High Yield Floating Rate Fund may invest up to 20% of its Net Assets in fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The High Yield Floating Rate Fund may also invest in floating or variable rate instruments that are rated investment grade, and in preferred stock, repurchase agreements, cash securities, and derivative instruments such as credit default swaps on credit and loan indices and forward contracts, among others.

The Portfolio does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

January 31, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if its investments were not so concentrated.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received such a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Portfolio has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income”, in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date March 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date March 30, 2016

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date March 30, 2016

*	Print the name and title of each signing officer under his or her signature.